CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott C. Houghton, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on 10-QSB of August Biomedical Corporation for the quarter ended May 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-QSB fairly presents in all material aspects the financial condition and results of operation of August Biomedical Corporation.

By:

                                                                                                                             /s/ Scott C. Houghton
                                         ____________________________
Name:                       Scott C. Houghton
Title:                          Chief Executive Officer

Date:       July 21, 2003